UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 10, 2008

Neose Technologies, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-27718	13-3549286
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

102 Rock Road Horsham, Pennsylvania		19044
(Address of principal executive offices)		(Zip Code)

(215) 315-9000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 Results of Operations and Financial Condition.

On November 10, 2008, Neose Technologies, Inc. (the “Company”) announced financial results for the third quarter ended September 30, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01 Other Events

A press release of the Company, dated November 10, 2008 is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

The attached Exhibit Index is incorporated herein by reference.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding our business that are not historical facts, including statements regarding our anticipated operating and capital requirements are “forward-looking statements” that involve risks and uncertainties, including the risk that we will incur unexpected or unavoidable expenditures in 2008. For a discussion of these risks and uncertainties, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statement, see the section entitled “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, and discussions of potential risk and uncertainties in the Company’s subsequent filings with the SEC.

Additional Information and Where to Find It

In connection with stockholder approval of the Company’s previously announced proposed asset sales (the “Asset Sales”) and Plan of Liquidation (the “Plan of Liquidation”), the Company intends to file a definitive proxy statement and other materials with the Securities and Exchange Commission (“SEC”). Stockholders of the Company are advised to read the definitive proxy statement and any other relevant documents filed with the SEC when they become available because those documents will contain important information about the Asset Sales and the Plan of Liquidation.  Stockholders may obtain a free copy of the definitive proxy statement when it becomes available, and other documents filed with the SEC, at the SEC’s web site at http://www.sec.gov.  Free copies of the definitive proxy statement, when it becomes available, and Neose’s other filings with the SEC, may also be obtained from the Company by directing a request to A. Brian Davis, Senior Vice President and Chief Financial Officer, Neose Technologies, Inc., 102 Rock Road, Horsham, Pennsylvania 19044 or at www.neose.com.

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in favor of the Asset Sales and the Plan of Liquidation.  Information regarding the Company’s directors and executive officers is available in Amendment No. 1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 filed with the SEC on April 29, 2008.  Additional information regarding the interests of such potential participants will be included in the definitive proxy statement and the other relevant documents filed with the SEC when they become available.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

NEOSE TECHNOLOGIES, INC.

Date: November 10, 2008	By:	/s/ A. Brian Davis
A. Brian Davis
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press Release dated November 10, 2008